Exhibit 99.1

Navigators Reports Record Earnings

NEW YORK--(BUSINESS WIRE)--The Navigators Group, Inc. (NASDAQ:NAVG) reported net income of $26,540,000 or $1.55 per share for the 2007 fourth quarter compared to net income of $20,607,000 or $1.22 per share for the 2006 fourth quarter. The 2007 fourth quarter results include a net realized capital gain of $0.04 per share and the 2006 fourth quarter results include a net realized capital loss of $0.01 per share.

Net income for the year ended December 31, 2007 was $95,620,000 or $5.62 per share, compared to $72,563,000 or $4.30 per share for the year ended December 31, 2006. The 2007 year results include a net realized capital gain of $0.08 per share and the 2006 year results include a net realized capital loss of $0.04 per share.

Gross written premium for the 2007 fourth quarter and year was $247,336,000 and $1,070,707,000, respectively, increases of 6% and 10% from the comparable 2006 year periods.

Net written premium for the 2007 fourth quarter and year was $152,325,000 and $645,796,000, respectively, increases of 18% and 24% from the comparable 2006 year periods.

The combined loss and expense ratios for the 2007 fourth quarter and year were 87.7% and 87.5%, respectively, compared to 87.7% and 87.8% for the comparable 2006 year periods. Net paid loss ratios for the 2007 fourth quarter and year were 32.5% and 31.5%, respectively, compared to 28.0% and 32.7% for the comparable 2006 year periods. The combined loss and expense ratios for the 2007 fourth quarter and year were favorably impacted by 10.8 loss ratio points and 7.8 loss ratio points, respectively, reflecting redundancies in prior period loss reserves.

Net investment income for the 2007 fourth quarter and year was $19,186,000 and $70,662,000, respectively, increases of 23% and 24% from the comparable 2006 year periods. The pre-tax investment yields for the 2007 and 2006 fourth quarters and years were all 4.4%.

Navigators’ Chief Executive Officer Stan Galanski commented, “Our strong underwriting results continue to benefit from favorable loss emergence patterns across all business units. Our underwriters understand that our top priority is always underwriting profit, not premium growth, and how important it is to maintain disciplined underwriting as market conditions soften. We also continue to benefit from the diversification strategy implemented over the last six years, which has increased the number of products we offer and expanded both our distribution network and our geographic presence. At a time of great turbulence within the financial services sector, our prudent investment approach has served us well. We are confident in both the adequacy of our net loss reserves and the overall quality of our balance sheet.”

Consolidated cash flow from operations for the 2007 fourth quarter and year was $53,307,000 and $284,643,000, respectively, compared to $57,932,000 and $146,030,000 for the comparable 2006 periods.

Stockholders’ equity increased 20% to $662,106,000 or $39.24 per share at December 31, 2007 compared to $551,343,000 or $32.94 per share at December 31, 2006. Statutory surplus of Navigators Insurance Company was $578,668,000 at December 31, 2007.

The Company will hold a conference call on Thursday, February 14, 2008 starting at 8:30 a.m. ET to discuss the 2007 fourth quarter’s results. The call will be available via live webcast on Navigators’ website (www.navg.com) by clicking on the February 14th Live Audio Webcast link.

To participate by telephone, the domestic dial-in number is 888-679-8033 and the international dial-in is 617-213-4846. The access code is 46653382. Participants may pre-register for the call at www.theconferencingservice.com/prereg/key.process?key=PNDFT349L. Pre-registrants will be issued a pin number to use when dialing into the live call that will provide quick access by bypassing the operator upon connection.

The webcast will be available for replay on the "News & Events" page of Navigators' website.

The Navigators Group, Inc. is an international specialty insurance holding company with insurance company operations, underwriting management companies, and operations at Lloyd's of London. Headquartered in New York City, Navigators has offices in major insurance centers in the United States, the United Kingdom and Continental Europe.

This press release may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Whenever used in this release, the words “estimate”, “expect”, “believe” or similar expressions are intended to identify such forward-looking statements. We cannot assure that anticipated results will be achieved, since actual results may differ materially because of known and unknown risks and uncertainties which we face. Please refer to Navigators’ most recent Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators’ business and the important factors which may affect that business. Navigators undertakes no obligation to publicly update or revise any forward-looking statement.

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Financial Highlights
($'s in thousands, except per share data)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
Financial Highlights	2007	2006	Change	2007	2006	Change

Gross written premium	$247,336	$232,974	6%	$1,070,707	$970,790	10%
Net written premium	152,325	129,096	18%	645,796	520,807	24%

Revenues:
Net earned premium	161,276	134,364	20%	601,977	468,323	29%
Commission income	725	610	19%	1,736	3,075	-44%
Investment Income	19,186	15,651	23%	70,662	56,895	24%
Net realized capital gains (losses)	1,031	(259)	NM	2,006	(1,026)	NM
Other income (expense)	304	(19)	NM	278	(673)	NM
Total revenues	182,522	150,347	21%	676,659	526,594	28%

Operating expenses:
Net losses and loss adjustment expenses incurred
	91,642	76,987	19%	340,592	270,187	26%
Commission expense	23,188	16,689	39%	77,613	57,787	34%
Other operating expenses	27,610	24,737	12%	110,409	85,755	29%
Interest expense	2,217	2,214	NM	8,863	6,248	NM
Total operating expenses	144,657	120,627	20%	537,477	419,977	28%

Income before income taxes	37,865	29,720	27%	139,182	106,617	31%

Income tax expense (benefit):
Current	13,662	11,152	23%	47,963	38,644	24%
Deferred	(2,337)	(2,039)	NM	(4,401)	(4,590)	NM
Income tax expense (benefit)	11,325	9,113	24%	43,562	34,054	28%

Net income	$26,540	$20,607	29%	$95,620	$72,563	32%

Per Share Data

Net income per common share:
Basic	$1.57	$1.23	28%	$5.69	$4.34	31%
Diluted	$1.55	$1.22	27%	$5.62	$4.30	31%

Average shares outstanding:
Basic	16,863	16,712		16,812	16,722
Diluted	17,078	16,877		17,005	16,856

Underwriting Ratios
Loss Ratio	56.8%	57.3%		56.6%	57.7%
Expense Ratio	30.9%	30.4%		30.9%	30.1%
Combined Ratio	87.7%	87.7%		87.5%	87.8%

Balance Sheet Data				Dec. 31,	Dec. 31,
				2007	2006
Stockholders' equity				$662,106	$551,343	20%
Book value per share				$39.24	$32.94	19%
THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
($'s in thousands)

	December 31,	December 31,
	2007	2006
ASSETS
Investments and cash:
Fixed maturities, available-for-sale, at fair value (amortized cost: 2007, $1,508,489; 2006, $1,263,283)
	$1,522,320	$1,258,717
Equity securities, available-for-sale, at fair value (cost: 2007, $65,492; 2006, $31,879)	67,240	37,828
Short-term investments, at cost which approximates fair value	170,685	176,961
Cash	7,056	2,404
Total investments and cash	1,767,301	1,475,910

Premiums in course of collection	163,081	163,309
Commissions receivable	2,381	3,647
Prepaid reinsurance premiums	188,961	179,493
Reinsurance receivable on paid losses	94,818	108,878
Reinsurance receivable on unpaid losses and loss adjustment expenses	801,461	911,439
Net deferred income tax benefit	29,249	30,422
Deferred policy acquisition costs	51,895	41,700
Accrued investment income	15,605	13,052
Goodwill and other intangible assets	8,084	8,012
Other assets	20,935	20,824

Total assets	$3,143,771	$2,956,686

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Reserves for losses and loss adjustment expenses	$1,648,764	$1,607,555
Unearned premium	469,481	415,096
Reinsurance balances payable	161,829	194,266
Senior notes	123,673	123,560
Federal income tax payable	10,868	3,934
Accounts payable and other liabilities	67,050	60,932
Total liabilities	2,481,665	2,405,343

Stockholders' equity:
Preferred stock, $.10 par value, authorized 1,000,000 shares, none issued	-	-
Common stock, $.10 par value, 50,000,000 shares authorized for 2007 and 50,000,000 for 2006; issued and outstanding: 16,873,094 for 2007 and 16,735,898 for 2006	1,687	1,674
Additional paid-in capital	291,616	286,732
Retained earnings	355,084	259,464
Accumulated other comprehensive income (loss)	13,719	3,473
Total stockholders' equity	662,106	551,343

Total liabilities and stockholders' equity	$3,143,771	$2,956,686
THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Comparative Premium Data
($'s in thousands)

Gross Written Premium:	Fourth Quarter			Twelve Months
Insurance Companies:	2007	2006	Change	2007	2006	Change
Marine	$61,351	$56,423	9%	$266,647	$266,351	0%
Specialty	92,010	91,533	1%	381,393	311,376	22%
Professional Liability	30,177	27,596	9%	99,556	92,760	7%
Other	5,316	1,078	NM	26,750	2,359	NM
	188,854	176,630	7%	774,346	672,846	15%
Lloyd's Operations:
Marine	41,555	43,060	-3%	225,216	245,134	-8%
Professional Liability	8,630	5,655	53%	34,281	21,759	58%
Other	8,297	7,629	9%	36,864	31,051	19%
	58,482	56,344	4%	296,361	297,944	-1%
Total	$247,336	$232,974	6%	$1,070,707	$970,790	10%

Net Written Premium:	Fourth Quarter			Twelve Months
Insurance Companies:	2007	2006	Change	2007	2006	Change
Marine	$32,271	$27,029	19%	$137,724	$128,920	7%
Specialty	69,324	58,858	18%	263,433	195,104	35%
Professional Liability	17,711	16,298	9%	59,117	51,192	15%
Other	2,914	717	NM	17,744	963	NM
	122,220	102,902	19%	478,018	376,179	27%
Lloyd's Operations:
Marine	21,531	20,610	4%	131,430	127,636	3%
Professional Liability	5,148	2,690	91%	23,349	9,016	159%
Other	3,426	2,894	18%	12,999	7,976	63%
	30,105	26,194	15%	167,778	144,628	16%
Total	$152,325	$129,096	18%	$645,796	$520,807	24%

Net Earned Premium:	Fourth Quarter			Twelve Months
Insurance Companies:	2007	2006	Change	2007	2006	Change
Marine	$36,921	$34,414	7%	$133,452	$115,093	16%
Specialty	68,589	51,346	34%	243,915	172,479	41%
Professional Liability	14,594	11,943	22%	55,149	41,437	33%
Other	2,745	686	NM	10,940	714	NM
	122,849	98,389	25%	443,456	329,723	34%
Lloyd's Operations:
Marine	28,490	31,615	-10%	132,443	130,644	1%
Professional Liability	8,161	2,107	287%	17,659	4,237	317%
Other	1,776	2,253	-21%	8,419	3,719	126%
	38,427	35,975	7%	158,521	138,600	14%
Total	$161,276	$134,364	20%	$601,977	$468,323	29%
THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Three Months Ended
December 31, 2007

($'s in thousands)

	Insurance	Lloyd's
	Companies	Operations	Corporate	Total
Gross written premium	$188,854	$58,482		$247,336
Net written premium	122,220	30,105		152,325

Net earned premium	122,849	38,427		161,276
Net losses and loss adjustment expenses	(71,771)	(19,871)		(91,642)
Commission expense	(14,418)	(8,770)		(23,188)
Other operating expenses	(20,070)	(7,540)		(27,610)
Other income (expense)	621	408		1,029

Underwriting profit	17,211	2,654		19,865

Investment income	15,351	3,357	$478	19,186
Net realized capital gains (losses)	855	176		1,031
Interest expense			(2,217)	(2,217)
Income (loss) before income tax expense (benefit)
	33,417	6,187	(1,739)	37,865

Income tax expense (benefit)	9,794	2,140	(609)	11,325
Net income (loss)	$23,623	$4,047	$(1,130)	$26,540

Loss and loss expenses ratio	58.4%	51.7%		56.8%
Commission expense ratio	11.7%	22.8%		14.4%
Other operating expenses ratio (1)	15.8%	18.6%		16.5%
Combined ratio	85.9%	93.1%		87.7%

(1) The other operating expenses ratio includes other income (expense).
THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Three Months Ended
December 31, 2006

($'s in thousands)

	Insurance	Lloyd's
	Companies	Operations	Corporate	Total
Gross written premium	$176,630	$56,344		$232,974
Net written premium	102,902	26,194		129,096

Net earned premium	98,389	35,975		134,364
Net losses and loss adjustment expenses	(56,184)	(20,803)		(76,987)
Commission expense	(11,487)	(5,202)		(16,689)
Other operating expenses	(18,363)	(6,374)		(24,737)
Other income (expense)	891	(300)		591

Underwriting profit	13,246	3,296		16,542

Investment income	12,945	2,246	$460	15,651
Net realized capital gains (losses)	(293)	34		(259)
Interest expense			(2,214)	(2,214)
Income (loss) before income tax expense (benefit)
	25,898	5,576	(1,754)	29,720

Income tax expense (benefit)	8,401	1,951	(1,239)	9,113
Net income (loss)	$17,497	$3,625	$(515)	$20,607

Loss and loss expenses ratio	57.1%	57.8%		57.3%
Commission expense ratio	11.7%	14.5%		12.4%
Other operating expenses ratio (1)	17.7%	18.5%		18.0%
Combined ratio	86.5%	90.8%		87.7%

(1) The other operating expenses ratio includes other income (expense).
THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Twelve Months Ended
December 31, 2007

($'s in thousands)

	Insurance	Lloyd's
	Companies	Operations	Corporate	Total
Gross written premium	$774,346	$296,361		$1,070,707
Net written premium	478,018	167,778		645,796

Net earned premium	443,456	158,521		601,977
Net losses and loss adjustment expenses	(256,652)	(83,940)		(340,592)
Commission expense	(52,490)	(25,123)		(77,613)
Other operating expenses	(81,053)	(29,356)		(110,409)
Other income (expense)	1,510	504		2,014

Underwriting profit	54,771	20,606		75,377

Investment income	58,261	10,524	$1,877	70,662
Net realized capital gains (losses)	1,973	33		2,006
Interest expense			(8,863)	(8,863)
Income (loss) before income tax expense (benefit)
	115,005	31,163	(6,986)	139,182

Income tax expense (benefit)	35,061	10,946	(2,445)	43,562
Net income (loss)	$79,944	$20,217	$(4,541)	$95,620

Loss and loss expenses ratio	57.9%	53.0%		56.6%
Commission expense ratio	11.8%	15.8%		12.9%
Other operating expenses ratio (1)	17.9%	18.2%		18.0%
Combined ratio	87.6%	87.0%		87.5%

(1) The other operating expenses ratio includes other income (expense).
THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Twelve Months Ended
December 31, 2006

($'s in thousands)

	Insurance	Lloyd's
	Companies	Operations	Corporate	Total
Gross written premium	$672,846	$297,944		$970,790
Net written premium	376,179	144,628		520,807

Net earned premium	329,723	138,600		468,323
Net losses and loss adjustment expenses	(191,740)	(78,447)		(270,187)
Commission expense	(36,412)	(21,375)		(57,787)
Other operating expenses	(62,459)	(23,296)		(85,755)
Other income (expense)	3,552	(1,150)		2,402

Underwriting profit	42,664	14,332		56,996

Investment income	47,723	7,694	$1,478	56,895
Net realized capital gains (losses)	(622)	(404)		(1,026)
Interest expense			(6,248)	(6,248)
Income before income tax expense
	89,765	21,622	(4,770)	106,617

Income tax expense	28,843	7,601	(2,390)	34,054
Net income (loss)	$60,922	$14,021	$(2,380)	$72,563

Loss and loss expenses ratio	58.2%	56.6%		57.7%
Commission expense ratio	11.0%	15.4%		12.3%
Other operating expenses ratio (1)	17.9%	17.6%		17.8%
Combined ratio	87.1%	89.6%		87.8%

(1) The other operating expenses ratio includes other income (expense).
THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Underwriting Results
($'s in thousands)

	Three Months Ended December 31, 2007
	Net Earned Premium	Losses and LAE Incurred
			Underwriting Expenses	Combined Ratio
Insurance Companies:				Loss	Expense	Total
Marine	$36,921	$20,477	$10,692	55.4%	29.0%	84.4%
Specialty	68,589	40,994	16,337	59.8%	23.7%	83.5%
Professional Liability	14,594	7,613	4,776	52.2%	32.6%	84.8%
Other	2,745	2,687	2,062	NM	NM	NM
	122,849	71,771	33,867	58.4%	27.5%	85.9%
Lloyd's Operations	38,427	19,871	15,902	51.7%	41.4%	93.1%
Total	$161,276	$91,642	$49,769	56.8%	30.9%	87.7%

	Three Months Ended December 31, 2006
	Net Earned Premium	Losses and LAE Incurred
			Underwriting Expenses	Combined Ratio
Insurance Companies:				Loss	Expense	Total
Marine	$34,414	$18,247	$9,776	53.0%	28.4%	81.4%
Specialty	51,346	29,935	14,826	58.3%	28.9%	87.2%
Professional Liability	11,943	8,041	3,572	67.3%	29.9%	97.2%
Other	686	(39)	785	NM	NM	NM
	98,389	56,184	28,959	57.1%	29.4%	86.5%
Lloyd's Operations	35,975	20,803	11,876	57.8%	33.0%	90.8%
Total	$134,364	$76,987	$40,835	57.3%	30.4%	87.7%
	Amounts		Loss Ratio
Net Incurred Loss Activity For the Three Months Ended:	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2007	2006	2007	2006
Insurance Companies:
Loss and LAE payments	$40,434	$23,856	32.9%	24.2%
Change in reserves	31,337	32,328	25.5%	32.9%
Net incurred loss and LAE	71,771	56,184	58.4%	57.1%

Lloyd's Operations:
Loss and LAE payments	11,901	$13,779	31.0%	38.3%
Change in reserves	7,970	7,024	20.7%	19.5%
Net incurred loss and LAE	19,871	20,803	51.7%	57.8%

Total
Loss and LAE payments	52,335	37,635	32.5%	28.0%
Change in reserves	39,307	39,352	24.4%	29.3%
Net incurred loss and LAE	$91,642	$76,987	56.8%	57.3%

Impact of Prior Years Reserves	Amounts		Loss Ratio Impact
Favorable / (Unfavorable) Development	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
For the Three Months Ended:	2007	2006	2007	2006
Insurance Companies	$11,625	$3,452	9.5%	3.5%
Lloyd's Operations	5,800	1,100	15.1%	3.1%
Total	$17,425	$4,552	10.8%	3.4%
THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Underwriting Results
($'s in thousands)

	Twelve Months Ended December 31, 2007
	Net Earned Premium	Losses and LAE Incurred
			Underwriting Expenses	Combined Ratio
Insurance Companies:				Loss	Expense	Total
Marine	$133,452	$77,593	$39,180	58.1%	29.4%	87.5%
Specialty	243,915	136,220	66,206	55.8%	27.1%	82.9%
Professional Liability	55,149	32,602	19,646	59.1%	35.6%	94.7%
Other	10,940	10,237	7,001	NM	NM	NM
	443,456	256,652	132,033	57.9%	29.7%	87.6%
Lloyd's Operations	158,521	83,940	53,975	53.0%	34.0%	87.0%
Total	$601,977	$340,592	$186,008	56.6%	30.9%	87.5%

	Twelve Months Ended December 31, 2006
	Net Earned Premium	Losses and LAE Incurred
			Underwriting Expenses	Combined Ratio
Insurance Companies:				Loss	Expense	Total
Marine	$115,093	$65,856	$31,339	57.2%	27.2%	84.4%
Specialty	172,479	99,112	50,138	57.5%	29.1%	86.6%
Professional Liability	41,437	26,756	12,648	64.6%	30.5%	95.1%
Other	714	16	1,194	NM	NM	NM
	329,723	191,740	95,319	58.2%	28.9%	87.1%
Lloyd's Operations	138,600	78,447	45,821	56.6%	33.0%	89.6%
Total	$468,323	$270,187	$141,140	57.7%	30.1%	87.8%
	Amounts		Loss Ratio
Net Incurred Loss Activity For the Twelve Months Ended:	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2007	2006	2007	2006
Insurance Companies:
Loss and LAE payments	$132,077	$90,997	29.8%	27.6%
Change in reserves	124,575	100,743	28.1%	30.6%
Net incurred loss and LAE	256,652	191,740	57.9%	58.2%

Lloyd's Operations:
Loss and LAE payments	$57,327	$62,051	36.2%	44.8%
Change in reserves	26,613	16,396	16.8%	11.8%
Net incurred loss and LAE	83,940	78,447	53.0%	56.6%

Total
Loss and LAE payments	189,404	153,048	31.5%	32.7%
Change in reserves	151,188	117,139	25.1%	25.0%
Net incurred loss and LAE	$340,592	$270,187	56.6%	57.7%

Impact of Prior Years Reserves	Amounts		Loss Ratio Impact
Favorable / (Unfavorable) Development	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
For the Twelve Months Ended:	2007	2006	2007	2006
Insurance Companies	$33,796	$12,702	7.6%	3.9%
Lloyd's Operations	13,213	4,500	8.3%	3.2%
Total	$47,009	$17,202	7.8%	3.7%
THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Net Loss Data
($'s in thousands)

	Case	IBNR
Net Loss Reserves, December 31, 2007:	Reserves	Reserves	Total
Insurance Companies:
Marine	$93,110	$103,229	$196,339
Specialty	64,745	278,814	343,559
Professional Liability	20,335	50,584	70,919
Other	13,147	11,717	24,864
Total Insurance Companies	191,337	444,344	635,681
Lloyd's Operations:
Marine	89,957	93,069	183,026
Other	7,485	21,111	28,596
Total Lloyd's Operations	97,442	114,180	211,622

Total Net Loss Reserves	$288,779	$558,524	$847,303

	Case	IBNR
Net Loss Reserves, December 31, 2006:	Reserves	Reserves	Total
Insurance Companies:
Marine	$83,295	$96,098	$179,393
Specialty	55,284	205,560	260,844
Professional Liability	14,013	37,558	51,571
Other	9,866	9,433	19,299
Total Insurance Companies	162,458	348,649	511,107
Lloyd's Operations:
Marine	77,621	95,876	173,497
Other	3,104	8,408	11,512
Total Lloyd's Operations	80,725	104,284	185,009

Total Net Loss Reserves	$243,183	$452,933	$696,116
Professional Liability
Reported Claims or Notices of Potential Claims
Related to Subprime Exposure (1)
December 31, 2007
($'s in thousands)

The following table sets forth claims data and other information related to subprime exposure for our professional liability business.  Our management believes that its reserves for losses and loss adjustment expenses are adequate to cover the ultimate costs for such loss contingencies related to subprime exposure for our professional liability business.

	Number	Average	Average	Average
	of	Gross	Net	Excess
	Claims (2)	Limit	Limit (3)	Attachment
Primary:
D&O Securities/Other Claims	-	$-	$-

Excess:
D&O Securities Claims	4	7,500	4,500	$37,500
D&O Side A Securities Claims	2	5,000	3,500	137,500
Other Claims	2	10,000	5,500	35,000

Subtotal/Average	8	7,500	4,500

Total	8	$7,500	$4,500

(1) There are a total of 29 professional liability insurance policies with $2.6 million of gross written premium written by the Insurance Companies with possible or potential exposure to sub-prime issues.  None were written by our Lloyd’s Operations.

(2) Claims include all professional liability policies written by the Insurance Companies.  There are no reported claims or notices of potential claims reported for the Lloyd’s Operations.

All policies are claims made.  Defense costs are inside the limits of liability.

(3) Amounts are net of reinsurance.
THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Investment Data
December 31, 2007
($'s in thousands)

At December 31, 2007, the average quality of the investment portfolio as rated by S&P and Moody’s was AA/Aa with an average duration of 4.3 years.  All of the Company’s mortgage-backed and asset-backed securities except $0.2 million are rated AAA/Aaa by S&P and Moody’s and the Company does not own any collateralized debt obligations (CDO’s), collateralized loan obligations (CLO’s) or asset backed commercial paper.

The following table sets forth our cash and investments at December 31, 2007:

		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
	Value	Gains	(Losses)	Cost

Fixed maturities:

U.S. Government Treasury bonds, GNMAs and foreign government bonds
	$234,375	$5,724	$(337)	$228,988
Non-guaranteed government agency bonds	29,818	342	(4)	29,480
States, municipalities and political subdivisions
	515,883	7,050	(657)	509,490
Mortgage-backed securities	232,869	1,824	(479)	231,524
Collateralized mortgage obligations	134,899	524	(823)	135,198
Commercial mortgage-backed securities	113,488	544	(1,031)	113,975
Asset-backed securities	64,352	533	(79)	63,898
Corporate bonds	196,636	2,504	(1,804)	195,936
Short-term investments	170,685	-	-	170,685
Total fixed maturities	1,693,005	19,045	(5,214)	1,679,174

Equity securities - common stocks	67,240	6,452	(4,704)	65,492
Cash	7,056	-	-	7,056
Total	$1,767,301	$25,497	$(9,918)	$1,751,722

At December 31, 2007, the Company owned three asset-backed securities approximating $0.5 million with subprime mortgage exposures.  The securities are rated AAA/Aaa by S&P and Moody’s, respectively, and have an effective maturity of 0.8 years.  In addition, the Company owned eleven collateralized mortgage obligations approximating $20.9 million classified as Alt-A which is a credit category between prime and subprime.  The Alt-A bonds, also rated AAA/Aaa, have an effective maturity of 2.3 years.  Such subprime and Alt-A categories are as defined by S&P.  The Company is receiving principal and/or interest payments on all of these securities and believes such amounts are fully collectible.

The Navigators Group, Inc. and Subsidiaries
Investment Data
December 31, 2007
($'s in thousands)

The following three tables set forth our mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities by those issued by FNMA and FHLMC and the quality category (prime, Alt-A and subprime) for all other such investments at December 31, 2007:

		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
Mortgage-backed securities:	Value	Gains	(Losses)	Cost
FNMA	$173,773	$1,539	$(415)	$172,649
FHLMC	59,096	285	(64)	58,875
Prime	-	-	-	-
Alt-A	-	-	-	-
Subprime	-	-	-	-
Total	$232,869	$1,824	$(479)	$231,524

		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
Collateralized mortgage obligations:	Value	Gains	(Losses)	Cost
GNMA	$585	$7	$-	$578
FNMA	11,359	154	-	11,205
FHLMC	13,455	169	-	13,286
Prime	88,628	180	(525)	88,973
Alt-A	20,872	14	(298)	21,156
Subprime	-	-	-	-
Total	$134,899	$524	$(823)	$135,198

		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
Asset-backed securities:	Value	Gains	(Losses)	Cost
GNMA	$3,347	$148	$-	$3,199
FNMA	-	-	-	-
FHLMC	-	-	-	-
Prime	60,553	385	(54)	60,222
Alt-A	-	-	-	-
Subprime	452	-	(25)	477
Total	$64,352	$533	$(79)	$63,898
THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Investment Data
December 31, 2007
($'s in thousands)

The Company owns securities credit enhanced by financial guarantors that generally result in such securities receiving the financial guarantor’s credit ratings by S&P and Moody’s.  The following two tables set forth the amount of credit enhanced securities in the portfolio by category at December 31, 2007, identify the amount insured by each financial guarantor and identify the average underlying credit rating of such credit enhanced securities.

					Average
		Gross	Gross	Cost or	Underlying
	Fair	Unrealized	Unrealized	Amortized	Credit
Fixed Maturities:	Value	Gains	(Losses)	Cost	Rating

Credit enhanced securities:
States, municipalities and political subdivisions
	$272,491	$3,665	$(287)	$269,113
Mortgage- and asset-backed securities	13,047	35	(10)	13,022
Corporate bonds	2,194	3	(27)	2,218
Total	$287,732	$3,703	$(324)	$284,353

Financial guarantors:
AMBAC	$63,003	$629	$(98)	$62,472	A+
Assured Guaranty LTD	4,005	68	-	3,937	A
FGIC	54,812	631	(76)	54,257	AA-
Financial Security Assurance	72,046	1,339	(18)	70,725	A+
MBIA	76,433	918	(65)	75,580	AA-
Radian Group, Inc.	7,681	78	(55)	7,658	AA-
XL Capital	9,752	40	(12)	9,724	A
Total	$287,732	$3,703	$(324)	$284,353	AA-

The average underlying credit rating by bond insurer of the insured securities rated by S&P or Moody’s if such securities did not have the credit enhancing insurance is included in the “Underlying Credit Rating” column in the above table.  This average rating includes $16.2 million of prerefunded municipal bonds which have an implied rating of AAA but are not otherwise rated by S&P or Moody’s.  Such average ratings exclude a total of 44 credit enhanced securities approximating $30.9 million that do not have an underlying rating consisting of 22 municipal bonds approximating $15.7 million, 17 asset backed securities approximating $13.0 million and 5 corporate bonds approximating $2.2 million.

CONTACT:
The Navigators Group, Inc.
Paul J. Malvasio, 914-933-6088
Executive Vice President and Chief Financial Officer
pmalvasio@navg.com
www.navg.com